UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
May 15, 2014
Date of Report (Date of earliest event reported)

SOLARWINDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34358	73-1559348
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7171 Southwest Parkway
Building 400
Austin, Texas 78735
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (512) 682-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

SolarWinds, Inc. (“SolarWinds”) held its 2014 annual meeting of stockholders on May 15, 2014. The matters voted upon at the meeting and the results of those votes were as follows:

Proposal One: Election of Class II Directors

Board Nominee	For	Against	Abstain	Broker Non-Votes
Steven M. Cakebread	62,958,159	297,955	2,479	3,024,444
Roger J. Sippl	62,746,044	510,069	2,480	3,024,444

Proposal Two: Ratification of PricewaterhouseCoopers LLP as 2014 independent public accounting firm

For	Against	Abstain	Broker Non-Votes
65,833,223	446,573	3,241	—

Proposal Three: Approval, by non-binding vote, of the compensation of the named executive officers

For	Against	Abstain	Broker Non-Votes
60,428,956	2,806,228	23,409	3,024,444

Proposal Four: Approval of adjournment or postponement of the annual meeting (if necessary)

For	Against	Abstain	Broker Non-Votes
60,858,417	5,419,501	5,119	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLARWINDS, INC.

Dated:	May 21, 2014	By:	/s/ KEVIN B. THOMPSON

Kevin B. Thompson
President and Chief Executive Officer